UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 10, 2019

 Commission File Number 0-17071
FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.125 state value per share	FRME	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 9, 2019, the Corporation held its annual meeting of shareholders in the Community Room at First Merchants Corporation's Main office, 200 East Jackson Street, Muncie, Indiana.

F. Howard Halderman, Michael C. Rechin, Charles E. Schalliol and Terry L. Walker were elected to the Board of Directors for three-year terms expiring at the 2022 annual meeting of shareholders.

The shareholders adopted a non-binding resolution approving the compensation of the Corporation’s executive officers and ratified the Board of Directors’ appointment of BKD, LLP as the Corporation’s independent registered public accounting firm for 2019.

The shareholders also adopted proposals to approve the following: (1) 2019 Long-Term Equity Incentive Plan; (2) Equity Compensation Plan for Non-Employee Directors; and (3) 2019 Employee Stock Purchase Plan.

The votes on these matters were as follows:

1. Election of Directors:

	FOR	WITHHELD	BROKER NON-VOTES
F. Howard Halderman	24,583,760	11,597,183	6,663,820
Michael C. Rechin	35,769,942	411,001	6,663,820
Charles E. Schalliol	34,826,941	1,354,002	6,663,820
Terry L. Walker	34,066,259	2,114,684	6,663,820

2. Approval, on an advisory basis, of executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
34,617,197	1,335,160	228,586	6,663,820

3. Proposal to approve the 2019 Long-Term Equity Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,009,559	3,875,488	295,896	6,663,820

4. Proposal to approve the Equity Compensation Plan for Non-Employee Directors:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
35,352,020	556,354	272,569	6,663,820

5. Proposal to approve the 2019 Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
35,815,470	199,983	165,490	6,663,820

6. Proposal to ratify BKD, LLP as independent auditor for 2019:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
42,212,102	580,428	52,233	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 10, 2019

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick
Executive Vice President,
Chief Financial Officer and Chief Operating Officer
(Principal Financial and Accounting Officer)